MERRILL LYNCH
UTILITY INCOME
FUND, INC.








FUND LOGO








Quarterly Report

November 30, 1996




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Utility Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH UTILITY INCOME FUND, INC.


DEAR SHAREHOLDER


Investor perceptions regarding the direction of the US economy became increasingly positive over the course of the three-month period ended November 30, 1996. The impetus for the shift was the mounting evidence that inflationary pressures were still under control. This trend was underscored when the Federal Reserve Board did not tighten monetary policy at its September 24, 1996 meeting. These developments, coupled with several economic data releases that showed growth was at or below expectations, helped to assuage investors' concerns about an overheating economy. Stock and bond prices improved, with most broad-based stock market averages reaching historic high levels. However, one factor potentially overshadowing investor enthusiasm is the possibility that corporate profits may have peaked for this economic cycle.

The US economy clearly has slowed from its strong growth rate during the first half of 1996. Gross domestic product growth is slowing, labor-cost pressures are subsiding and commodity prices are dropping. Investors are also anticipating that President Clinton's re-election, combined with continued Republican majorities in the House of Representatives and the Senate, will prove positive for containing the nation's budget deficit. As 1996 draws to a close, investors are likely to continue to focus on the economy. Evidence of continued growth at a non-inflationary pace would be positive for the US capital markets.

Portfolio Matters
For the three months ended November 30, 1996, total returns for the Fund's Class A, Class B, Class C and Class D Shares were +5.79%, +5.58%, +5.57% and +5.72%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. For complete performance information, including average annual total returns, see pages 3--5 of this report to shareholders.) These results reflect a substantial improvement in the stock prices of the domestic electric utility sector for the November quarter. For the three-month period ended November 30, 1996, the unmanaged S&P Electric Utility Index of 26 companies rose by 4.71%. Most notable was the 3.94% increase in domestic electric utility stock prices for the month of October. The Fund's highest-yielding electric utility stocks outperformed the S&P Electric Utility Index during the period.

The Fund, which was nearly fully invested at the end of the November quarter, consisted of 35 equity holdings and six bond holdings. The best-performing holding during the November quarter was Unicom Corp., with price appreciation of 15.76%. The stock was undervalued in the August quarter but responded favorably to recent positive regulatory news. A proposal was made to the Illinois State Legislative Reference Bureau with respect to allowing competition in the retail market on a phased-in approach. The proposed plan appears to be less onerous than investors originally expected.

The five highest-yielding equity holdings in the Fund had an average current yield of 7.35% at the end of November and average price appreciation of 6.80% for the November quarter. As of November 30, 1996, 12 of the Fund's equity holdings had yields in the 6.00%-- 6.97% range. Of these 12 equity holdings, the average current yield was 6.57% at the end of November, and price appreciation for the quarter was 3.98%. The average yield on the Fund's bond holdings for the same period was 7.45%, and price appreciation was 6.50%.

This portfolio structure and investment strategy of focusing on higher-yielding utilities is consistent with the Fund's high current income investment objective. Higher-yielding utility stocks tend to do better when long-term interest rates are declining. This was evident during the November quarter, when the yield on the 30-year US Treasury bond declined from 7.11% on August 31, 1996 to 6.35% on November 30, 1996.

Some of the fundamental factors that hindered the performance of the domestic electric utility group during the past year appear to be changing. For example, proposed solutions regarding the introduction of competition into the industry have been fairly constructive. This is important, particularly for the higher-cost utilities (typically those with above-average current yields) which have been perceived as facing greater competitive risks. Moreover, in general, cash flows continue to be strong. It also appears that cash flows are being invested more wisely this time than had been the case several years ago when cash flows were growing. Mergers and acquisitions continue to be announced, particularly between electric and natural gas companies. Managements are continuing to focus on gaining access to a greater number of customers and providing "one-stop" shopping for customers' energy needs. The introduction of natural gas managements, with their greater marketing expertise, should help the electric industry set prices in a more open market.

While the fundamental outlook has positive attributes, valuation levels also look attractive. The yield spread of 0.6% remains attractive between the domestic electric utility stocks and the 30-year US Treasury bond (5.8% and 6.4%, respectively). Furthermore, as of November 30, 1996, the average current yield on the S&P Electric Utility Index was three times higher than the yield on the S&P 500 Composite Index of 1.97%. With the S&P 500 Index and the S&P 400 Industrial Index trading at historically high levels, the domestic electric sector may prove to be a safe haven for investors, at least over the near term, since it is about 13.2% lower than its 1993 peak.

During the November quarter, we reduced our positions in Western Resources Co. and Boston Edison Co. We sold our holding in Tele-Communications, Inc. bonds because of concerns about the company's cash flow and the delay in the deployment of the new cable technology. We added two new positions to the Fund's domestic electric utility portfolio. SCANA Corporation Holding Company is a South Carolina-based electric utility company that supplies both gas and electricity to its customers. Its geographic region continues to show growth. The company has no problem plants and is involved in the telecommunications market along with other partners. Also added was IPALCO Enterprises, Inc., an Indiana-based electric utility company. Nearly all of the company's electricity is generated from coal. This company could be a beneficiary of the current consolidation theme, but in the interim, it is a quality electric utility company with a growing dividend.

We expect investment opportunities to continue to surface as individual states and companies release their competitive proposals. To date, it does not appear as if equity holders will bear the entire burden of the transition cost of the industry moving from a monopolistic environment to a competitive one. Several electric utility companies have addressed the situation by announcing their intentions to acquire gas companies. For example, Texas Utilities Co. proposed to acquire Ensearch Corp.; Houston Industries, Inc. proposed to acquire Noram Energy Corp.; and in the latest announcement, Duke Power Co. agreed to purchase PanEnergy Corp. for over $7 billion. So far, Enron Corp.'s takeover of Portland General Electric Company has been the only announced takeover of an electric utility company by a natural gas company. Mergers between and acquisitions involving two electric companies have also been announced, and the trend may continue as the new competitive rules evolve.

In Conclusion
We thank you for your investment in Merrill Lynch Utility Income
Fund, Inc., and we look forward to reviewing our future prospects with you in upcoming shareholder reports.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Walter D. Rogers)
Walter D. Rogers
Vice President and Portfolio Manager


January 6, 1997



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results*
                                                                                   12 Month  3 Month
                                                      11/30/96   8/31/96 11/30/95  % Change  % Change
ML Utility Income Fund Class A Shares                   $9.57     $9.17   $9.70      -1.34%    +4.36%
ML Utility Income Fund Class B Shares                    9.57      9.17    9.70      -1.34     +4.36
ML Utility Income Fund Class C Shares                    9.55      9.15    9.69      -1.44     +4.37
ML Utility Income Fund Class D Shares                    9.58      9.18    9.71      -1.34     +4.36
ML Utility Income Fund Class A Shares--Total Return                                  +5.02(1)  +5.79(2)
ML Utility Income Fund Class B Shares--Total Return                                  +4.20(3)  +5.58(4)
ML Utility Income Fund Class C Shares--Total Return                                  +4.05(5)  +5.57(6)
ML Utility Income Fund Class D Shares--Total Return                                  +4.75(7)  +5.72(8)

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.598 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.126 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.524 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.108 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.519 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.106 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.574 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.120 per share ordinary income dividends.


PERFORMANCE DATA (continued)

Performance Summary--Class A Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed   Dividends Paid*  % Change**
10/29/93--12/31/93                 $10.00      $ 9.81         --            $0.043        - 1.46%
1994                                 9.81        8.28         --             0.496        -10.59
1995                                 8.28       10.05         --             0.494        +28.26
1/1/96--11/30/96                    10.05        9.57         --             0.555        + 0.91
                                                                            ------
                                                                      Total $1.588

                                                  Cumulative total return as of 11/30/96: +14.03%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

Performance Summary--Class B Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed   Dividends Paid*  % Change**
10/29/93--12/31/93                 $10.00      $ 9.80         --            $0.037        - 1.63%
1994                                 9.80        8.28         --             0.429        -11.19
1995                                 8.28       10.05         --             0.425        +27.28
1/1/96--11/30/96                    10.05        9.57         --             0.487        + 0.19
                                                                            ------
                                                                      Total $1.378

                                                  Cumulative total return as of 11/30/96: +11.42%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class C Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed   Dividends Paid*  % Change**
10/21/94--12/31/94                 $ 8.17      $ 8.27         --            $0.062        + 1.99%
1995                                 8.27       10.04         --             0.427        +27.35
1/1/96--11/30/96                    10.04        9.55         --             0.483        + 0.04
                                                                            ------
                                                                      Total $0.972

                                                  Cumulative total return as of 11/30/96: +29.94%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class D Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed   Dividends Paid*  % Change**
10/21/94--12/31/94                 $ 8.17      $ 8.28         --            $0.065        + 2.15%
1995                                 8.28       10.06         --             0.471        +28.07
1/1/96--11/30/96                    10.06        9.58         --             0.533        + 0.68
                                                                            ------
                                                                      Total $1.069

                                                  Cumulative total return as of 11/30/96: +31.71%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


PERFORMANCE DATA (concluded)

Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/96                         +1.87%         -2.20%
Inception (10/29/93)
through 9/30/96                            +2.76          +1.33

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 9/30/96                         +1.13%         -2.69%
Inception (10/29/93)
through 9/30/96                            +1.99          +1.38

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/96                        + 1.05%        + 0.10%
Inception (10/21/94)
through 9/30/96                           +11.54         +11.54

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/96                        + 1.73%         -2.34%
Inception (10/21/94)
through 9/30/96                           +12.21          +9.88

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



PORTFOLIO INFORMATION


For the Quarter Ended November 30, 1996

                                     Percent of
Ten Largest Holdings                 Net Assets

Southern Co.                             4.8%
Allegheny Power System, Inc.             4.3
American Electric Power Company, Inc.    4.1
Houston Industries, Inc.                 3.7
ENSERCH Corp., 6.375% due 2/01/2004      3.6
Public Service Enterprise Group, Inc.    2.8
Edison International                     2.8
Oklahoma Gas & Electric Co.              2.7
Florida Progress Corp.                   2.7
Enova Corp.                              2.6

Additions (Equity Investments)
IPALCO Enterprises, Inc.
SCANA Corporation Holding Company



SCHEDULE OF INVESTMENTS
                                  Shares                                                                            Percent of
Industries                         Held                  Stocks                            Cost            Value    Net Assets
Utilities--Electric               57,500   Allegheny Power System, Inc.                 $ 1,293,200      $ 1,746,563    4.3%
                                  40,900   American Electric Power Company, Inc.          1,519,871        1,697,350    4.1
                                  33,000   Baltimore Gas & Electric Co.                     844,868          919,875    2.2
                                  34,000   Boston Edison Co.                                840,040          871,250    2.1
                                  26,000   CINergy Corp.                                    673,299          871,000    2.1
                                  26,000   Carolina Power & Light Co.                       774,899          952,250    2.3
                                  29,100   Consolidated Edison Company of New York          980,888          843,900    2.1
                                  31,400   DTE Energy Co.                                   984,627        1,004,800    2.4
                                  45,000   Delmarva Power & Light Co.                       924,651          905,625    2.2
                                  20,800   Dominion Resources, Inc.                         980,112          793,000    1.9
                                  57,200   Edison International                           1,132,086        1,136,850    2.8
                                  48,000   Enova Corp.                                    1,165,493        1,074,000    2.6
                                  34,100   Entergy Corp.                                    887,035          924,963    2.3
                                  34,000   Florida Progress Corp.                         1,136,351        1,100,750    2.7
                                  27,500   GPU, Inc. (a)                                    767,170          924,687    2.3
                                  69,600   Houston Industries, Inc.                       1,542,820        1,531,200    3.7
                                   7,500   IPALCO Enterprises, Inc.                         204,700          204,375    0.5
                                  40,000   MDU Resources Group, Inc.                        852,367          895,000    2.2
                                  23,000   New England Electric System                      766,360          787,750    1.9
                                  27,000   New York State Electric & Gas Corp.              780,994          583,875    1.4
                                  19,000   Northern States Power Co.                        864,640          895,375    2.2
                                  41,900   Ohio Edison Co.                                  936,783          963,700    2.3
                                  27,000   Oklahoma Gas & Electric Co.                      991,971        1,110,375    2.7
                                  26,900   PECO Energy Co.                                  810,158          685,950    1.7
                                  44,800   PacifiCorp                                       883,813          940,800    2.3
                                  27,000   Public Service Company of Colorado               873,745        1,053,000    2.6
                                  40,400   Public Service Enterprise Group, Inc.          1,319,991        1,156,450    2.8
                                   7,500   SCANA Corporation Holding Company                201,075          204,375    0.5
                                  88,400   Southern Co.                                   1,939,156        1,966,900    4.8
                                  32,600   Unicom Corp.                                     954,082          867,975    2.1
                                  22,600   Union Electric Co.                               912,093          898,350    2.2
                                  17,000   Western Resources Co.                            478,125          537,625    1.3
                                  18,400   Wisconsin Energy Corp.                           477,204          492,200    1.2
                                                                                        -----------      -----------  ------
                                                                                         30,694,667       31,542,138   76.8

Utilities--Gas                    50,300   AGL Resources Inc.                               925,172        1,062,587    2.6
                                  32,000   New Jersey Resources Corp.                       924,858          948,000    2.3
                                                                                        -----------      -----------  ------
                                                                                          1,850,030        2,010,587    4.9

                                           Total Stocks                                  32,544,697       33,552,725   81.7

                                  Face
                                 Amount                Corporate Bonds

Telecommunications            $1,000,000   Southwestern Bell Corp., 7% due
                                           7/01/2015                                      1,034,480        1,018,630    2.5
                               1,000,000   United Telephone Company of Florida,
                                           6.875% due 7/15/2013                           1,019,950          975,360    2.4
                                                                                        -----------      -----------  ------
                                                                                          2,054,430        1,993,990    4.9

Utilities--Electric            1,000,000   Public Service Company of Colorado,
                                           6.375% due 11/01/2005                            991,300          985,870    2.4


SCHEDULE OF INVESTMENTS (concluded)
                                  Face                                                                              Percent of
Industries                       Amount                Corporate Bonds                     Cost             Value   Net Assets
Utilities--Gas                $1,500,000   ENSERCH Corp., 6.375% due 2/01/2004          $ 1,491,030      $ 1,480,020    3.6%
                               1,000,000   El Paso Natural Gas Co., 7.75% due
                                           1/15/2002                                      1,090,950        1,054,160    2.6
                               1,000,000   Enron Corp., 6.75% due 7/01/2005               1,023,800        1,006,650    2.4
                                                                                        -----------      -----------  ------
                                                                                          3,605,780        3,540,830    8.6

                                           Total Corporate Bonds                          6,651,510        6,520,690   15.9

                                                       Short-Term Securities

Commercial Paper*                719,000   General Electric Capital Corp., 5.70%
                                           due 12/02/1996                                   718,772          718,772    1.8

                                           Total Short-Term Securities                      718,772          718,772    1.8

Total Investments                                                                       $39,914,979       40,792,187   99.4
                                                                                        ===========
Other Assets Less Liabilities                                                                                257,407    0.6
                                                                                                         -----------  ------
Net Assets                                                                                               $41,049,594  100.0%
                                                                                                         ===========  ======

Net Asset                     Class A--Based on net assets of $2,174,117 and
Value:                                 227,192 shares outstanding                                        $      9.57
                                                                                                         ===========
                              Class B--Based on net assets of $35,300,353 and
                                       3,689,824 shares outstanding                                      $      9.57
                                                                                                         ===========
                              Class C--Based on net assets of $2,062,893 and
                                       215,939 shares outstanding                                        $      9.55
                                                                                                         ===========
                              Class D--Based on net assets of $1,512,231 and
                                       157,817 shares outstanding                                        $      9.58
                                                                                                         ===========

  *Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
(a)Formerly General Public Utilities Corp.



OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Walter D. Rogers, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Thomas D. Jones III, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, Massachusetts 02171

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863